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                                                                  EXHIBIT 10.35


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated September 30, 1999, is entered into by General Automation, Inc., a Delaware corporation (the "Company"), and Boundless Technologies, Inc., a Delaware corporation formerly known as SunRiver Data Systems ("Boundless").

         1. Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

            1.1 Agreement. "Agreement" means this Registration Rights Agreement.


            1.2 Board. "Board" means the Board of Directors of the Company.

            1.3 Boundless' Registrable Securities. "Boundless' Registrable Securities" means the 1,133,333 shares of Common Stock to be issued by the Company to Boundless pursuant to that certain letter agreement of even date herewith between the Company and Boundless; and any securities issued or issuable with respect to the Common Stock referred to in clause (a) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however, that such shares of Common Stock shall only be treated as Boundless' Registrable Securities if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction; or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof or other applicable exemption so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale.

            1.4 Commission. "Commission" means the United States Securities and Exchange Commission.

            1.5 Common Stock. "Common Stock" means the Common Stock of the Company.

            1.6 Holder. "Holder" of any security means the record owner of such security.

            1.7 Other Registrable Securities. "Other Registrable Securities" means all Common Stock, whether now outstanding or hereafter issued, which the Company has agreed to register, or may hereafter agree to register, other than Boundless' Registrable Securities.

            1.8 Person. "Person" includes any natural person, corporation, trust, association, company, partnership, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.


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            1.9 Register, Registered and Registration. The terms "register,"
"registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

            1.10 Registrable Securities. "Registrable Securities" means the Other Registrable Securities and Boundless' Registrable Securities, collectively.

            1.11 Securities Act. "Securities Act" means the United States Securities Act of 1933, as amended.

         2. Incidental Registration.

            2.1 Notice to Boundless, Etc. Each time the Company shall determine to file a registration statement under the Securities Act (other than on Form S-4, S-8 or a registration statement on any form covering solely an employee benefit plan) in connection with the proposed offer and sale for money of any of its securities for its own account, the Company agrees to promptly give written notice of its determination to Boundless. Upon the written request of Boundless given within twenty (20) days after the receipt of such written notice from the Company, subject to Section 2.3 below, the Company agrees to cause all of Boundless' Registrable Securities, or such portion thereof as Boundless has specified to the Company in writing, to be included in such registration statement and registered under the Securities Act, and included in all related state registrations and/or qualifications, if any, all to the extent requisite to permit the sale or other disposition by Boundless of Boundless' Registrable Securities to be so registered.

            2.2 Inclusion in Underwriting. If the registration of which the Company gives written notice pursuant to Section 2.1 is for a public offering involving an underwriting, the Company agrees to so advise Boundless as a part of its written notice. In such event, the right of Boundless to registration pursuant to this Section 2 shall be conditioned upon Boundless' participation in such underwriting and the inclusion of Boundless' Registrable Securities in the underwriting to the extent provided herein. If any of Boundless' Registrable Securities are to be distributed through such underwriting, Boundless shall enter into (together with the Company and the other Holders distributing their securities through such underwriting) an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company, provided that such underwriting agreement is in customary form.

            2.3 Limitations. Notwithstanding any other provision of this Section 2, if the managing underwriter of an underwritten distribution advises the Company in writing that in its good faith judgment the number of shares of Registrable Securities requested to be registered exceeds the number of shares of Registrable Securities which can be sold in such offering, then the number of shares of Registrable Securities so requested to be included in the offering shall be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering. Such reduced number of shares to be included in the registration


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shall be allocated as follows: first to the Company with respect to all of the shares to be registered for the account of the Company; and second, to the Holders of shares of Registrable Securities requesting to participate in such registration, on a pro rata basis based on the total number of shares of Registrable Securities held by each such Holder. All shares of Boundless' Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation and all shares of Boundless' Registrable Securities not originally requested to be so included shall not be included in such registration.

            2.4 Abandonment of Registration. Notwithstanding any other provision of this Agreement, the Company may at any time, at the discretion of the Board, abandon or terminate any registration statement, either prior to or after its filing with the Commission, without liability or obligation to Boundless.

         3. Expenses.

            3.1 Registration Expenses. Subject to Section 3.2 below, the Company agrees to bear all fees, costs and expenses with respect to the inclusion of shares of Boundless' Registrable Securities in any registration statement pursuant to Section 2 hereof.

            3.2 Company Expenses; Expenses of Boundless. The fees, costs and expenses of registration to be borne as provided in Section 3.1 above shall consist of all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are otherwise required to bear such fees and disbursements), and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. The fees, costs and expenses to be borne by the Company under Section 3.1 above shall not include the fees, costs or expenses of any counsel to Boundless or stock transfer taxes or underwriters' discounts and commissions relating to any of Boundless' Registrable Securities.

         4. Indemnification.

            4.1 Indemnification by Company. The Company hereby agrees to indemnify and hold harmless Boundless, its officers, directors and each Person who controls Boundless within the meaning of the Securities Act, from and against, and agrees to reimburse Boundless, its officers, directors and controlling Persons with respect to, any and all claims, actions (actual or threatened), demands, losses, damages, liabilities, costs and expenses, including without limitation attorneys' fees, to which any such indemnified Person may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged


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omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense suffered by Boundless, its officers, directors and controlling Persons is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with written information furnished by Boundless specifically for use in the preparation thereof; provided, further, that with respect to an untrue statement or alleged untrue statement or omission or alleged omission made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective (or an amended prospectus filed with the Commission pursuant to Rule 424(b)) (the "Final Prospectus"), or made in the Final Prospectus but eliminated in any amendment or supplement filed subsequent to the Final Prospectus (a "Subsequent Amendment"), this indemnity shall not inure to the benefit of Boundless, its officers, directors or controlling Persons if, having previously been furnished by or on behalf of the Company with copies of the Final Prospectus or Subsequent Amendment, as applicable, Boundless thereafter fails to deliver, prior to or concurrently with the sale of securities to such person, a copy of the Final Prospectus or Subsequent Amendment, as applicable, to the person asserting the claim, action, demand, loss, damage, liability, cost or expense.

            4.2 Indemnification by Boundless. If any shares of Boundless' Registrable Securities are included in a registration statement pursuant to the provisions of this Agreement, Boundless shall indemnify and hold harmless the Company, its officers, directors, legal counsel and accountants and each Person who controls the Company within the meaning of the Securities Act, from and against, and agrees to reimburse the Company, its officers, directors, legal counsel, accountants and controlling Persons with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses, including without limitation attorneys' fees, to which the Company, its officers, directors, legal counsel, accountants or such controlling Persons may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by Boundless specifically for use in the preparation thereof.

            4.3 Indemnification Procedure. Promptly after receipt by a party indemnified pursuant to the provisions of Section 4.1 or 4.2 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim therefor is to be made against the indemnifying party pursuant to the provisions of Section 4.1 or 4.2, notify the indemnifying party of the commencement thereof; but the omission


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so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 4 and shall not relieve the indemnifying party from liability under this Section 4; provided that if the indemnifying party has not received notice of the claim and the indemnified party fails to vigorously defend the claim or settles or compromises the claim without the approval of the indemnifying party, the indemnifying party shall be relieved of liability under this Section 4. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right, at its own cost and expense, to select separate counsel (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under Section 4.1 or 4.2 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time, the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action, or the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.
No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party and no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

            4.4 Contribution. If the indemnification provided for in Section 4.1 or 4.2 is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each indemnifying party under any such Section, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party as a result of such claims, actions, demands, losses, damages, liabilities, costs or expenses, including without limitation attorneys' fees, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged


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untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            4.5 Limitation on Boundless' Obligations. Notwithstanding the foregoing, in no event shall Boundless' indemnification or contribution obligations under this Section 4 exceed an amount equal to the per share public offering price (less any underwriting discount and commissions) multiplied by the number of shares of Boundless' Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute or indemnify (less the aggregate amount of any damages which Boundless has otherwise been required to pay in respect of such claim, action, demand, loss, damage, liability, cost or expense or any substantially similar claim, action, demand, loss, damage, liability, cost or expense arising from the sale of Boundless' Registrable Securities).

            4.6 Exceptions in Event of Fraud. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

         5. Boundless Information. If any shares of Boundless' Registrable Securities are to be included in any registration to be effected pursuant to this Agreement, the Company may require Boundless to furnish the Company with such information with respect to Boundless and the distribution of such shares of Boundless' Registrable Securities as the Company may from time to time reasonably request in writing to comply with such disclosure obligations as shall be required by law or by the Commission in connection therewith, and Boundless shall furnish the Company with such information.

         6. Forms. All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as the forms herein referenced.

         7. Transfer of Registration Rights. The rights to cause the Company to register securities granted to Boundless pursuant to this Agreement may be assigned by Boundless to any transferee of not less than 100,000 shares of Boundless' Registrable Securities, provided that (a) the Company is notified in writing of such assignment and of the name and address of the transferee; and
(b) the transferee agrees to be bound by the terms and conditions of this Agreement in writing in a form reasonably acceptable to the Company.

         8. Miscellaneous.

            8.1 Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the Company and Boundless.

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            8.2 Notices. All notices, requests, demands, and other
communications required to or permitted to be given under this Agreement shall be in writing and shall be conclusively deemed to have been duly given (i) when hand delivered to the other party; or (ii) when received when sent by facsimile at the address and number set forth below (provided, however, that notices given by facsimile shall not be effective unless either (a) a duplicate copy of such facsimile notice is promptly given by depositing the same in a United States post office with first-class postage prepaid and addressed to the parties as set forth below, or (b) the receiving party delivers a written confirmation of receipt for such notice either by facsimile or any other method permitted under this Section; additionally, any notice given facsimile shall be deemed received on the next business day if such notice is received after 5:00 p.m. (recipient's time) or on a nonbusiness day); or (iii) three (3) business days after the same have been deposited in a United States post office with first class or certified mail return receipt requested postage prepaid and addressed to the parties as set forth below; or (iv) the next business day after the same have been deposited with a national overnight delivery service reasonably approved by the parties (Federal Express and DHL WorldWide Express being deemed approved by the parties), postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.


                                 To: General Automation, Inc.
                                     17731 Mitchell North
                                     Irvine, CA 92614
                                     Attention: Chief Financial Officer
                                     FAX: (949) 752-6772

                                 To: Boundless Technologies, Inc.
                                     100 Marcus Boulevard
                                     Hauppauge, NY 11788-3762
                                     Attention: Joseph Gardner
                                     FAX: ________________

                                     With a copy to:

                                     Boundless Corporation
                                     711 Fifth Avenue, 5th Floor
                                     New York, NY 10022
                                     Attention: Chairman
                                     FAX: ________________

Each party shall make an ordinary, good faith effort to ensure that it will accept or receive notices that are given in accordance with this Section, and that any person to be given notice actually receives such notice. A party may change or supplement the addresses given above, or


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designate additional addresses, for purposes of this Section by giving the other party written notice of the new address in the manner set forth above.

            8.3 Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

            8.4 Headings. The headings of the sections, subsections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

            8.5 Choice of Law. It is the intention of the parties that the internal substantive laws, and not the laws of conflicts, of the State of Delaware should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

            8.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

            8.7 In witness whereof, the parties hereto have executed this Agreement.



GENERAL AUTOMATION, INC.           BOUNDLESS TECHNOLOGIES, INC.

By:                                By:
   ---------------------------         -----------------------------
   Jane Christie, President
                                   Its:
                                       -----------------------------
                                       (Please print name and title)